Ameritas Life Insurance Corp.

("Ameritas Life")

Ameritas Variable Separate Account VA-2

("Separate Account")

Supplement to:

Direction Variable Annuity

Prospectus Dated May 1, 2016

and Statement of Additional Information

Supplement Dated November 22, 2016

1.       Ameritas Life has been advised that on October 20, 2016, Calvert Investment Management, Inc. and Ameritas Holding Company, both affiliates of Ameritas Life, entered into an asset purchase agreement with Eaton Vance Management ("Eaton Vance"), a newly formed subsidiary of Eaton Vance to operate as Calvert Research and Management ("New Calvert"), and other parties, pursuant to which New Calvert has agreed to acquire the business assets of Calvert Investment Management, Inc. Completion of the transaction is subject to shareholder approvals of new investment advisory agreements, among other conditions, and is currently expected to occur by the end of 2016 or early 2017.

2.       The Portfolio Company Operating Expenses chart in your prospectus is revised by replacing information about the Invesco V.I., Series II American Value portfolio and the Ivy VIP Global Growth portfolio with the respective information below.

Subaccount’s underlying Portfolio Name *	Management Fees	12b-1 Fees**	Other Fees	Acquired Fund Fees and Expenses***	Total Portfolio Fees	Waivers and Reductions ****	Total Expenses after Waivers and Reductions, if any
INVESCO V.I., Series II
American Value	0.72%	0.25%	0.20%	0.11%	1.28%	-	1.28%	(1)
IVY VIP
Global Growth	0.85%	0.25%	0.07%	-	1.17%	0.04%	1.13%	(1)

Invesco (1) "Other Fees" have been restated to reflect current fees.
Ivy (1) Through April 30, 2018, Ivy Investment Management Company (IICO), the Portfolio's investment manager, Ivy Distributors, Inc. (IDI), the Portfolio's distributor, and/or Waddell & Reed Services Company, doing business as WI Services Company (WISC), the Portfolio's transfer agent, have contractually agreed to reimburse sufficient management fees, 12b-1 fees and/or shareholder servicing fees to cap the total annual ordinary portfolio operating expenses (which would exclude interest, taxes, brokerage commissions, acquired fund fees and expenses and extraordinary expenses, if any) at 1.13%. Prior to that date, the expense limitation may not be terminated without the consent of the Board of Trustees.
*	Short cites are used in this list. The INVESTMENT OPTIONS section uses complete portfolio names.
**	Portfolios pay 12b-1 fees to us pursuant to Rule 12b-1 under the Investment Company Act of 1940, which allows investment companies to pay fees out of portfolio assets to those who sell and distribute portfolio shares. Some portfolios may also pay 0.05 to 0.25 percent of annual portfolio assets for us to provide shareholder support and marketing services.
***	Some portfolios invest in other investment companies (the "acquired portfolios"). In these instances, portfolio shareholders indirectly bear the fees and expenses of the acquired portfolios.
****	Only contractual waivers guaranteed for one year or more after the effective date of each respective fund prospectus are used in the Waivers column of this chart. See the respective portfolio footnotes above for specific details regarding any possible recoupment of waived fees.

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3.       Ivy Investment Management Company (IICO), an affiliate of Waddell & Reed Investment Management Company (WRIMCO), has entered into investment management agreements to provide investment advisory services to each portfolio of the Ivy Funds Variable Insurance Portfolios (Trust) and WRIMCO has terminated its investment management agreements with the Trust. The name of the Trust was changed to Ivy Variable Insurance Portfolios and the name of each portfolio is changed as set forth below.

The Variable Investment Options charts in your prospectus, and supporting material relating to your variable Policy, is revised as follows:

Former Fund Name	New Fund Name
Ivy Funds Variable Insurance Portfolios	Ivy Variable Insurance Portfolios
Former Investment Advisor	New Investment Advisor
Waddell & Reed Investment Management Company	Ivy Investment Management Company
Former Portfolio Name	New Portfolio Name
Ivy Funds VIP Asset Strategy	Ivy VIP Asset Strategy
Ivy Funds VIP Balanced	Ivy VIP Balanced
Ivy Funds VIP Energy	Ivy VIP Energy
Ivy Funds VIP Global Growth	Ivy VIP Global Growth
Ivy Funds VIP High Income	Ivy VIP High Income
Ivy Funds VIP International Core Equity	Ivy VIP International Core Equity
Ivy Funds VIP Mid Cap Growth	Ivy VIP Mid Cap Growth
Ivy Funds VIP Science and Technology	Ivy VIP Science and Technology
Ivy Funds VIP Small Cap Value	Ivy VIP Small Cap Value

Please see the Portfolio prospectuses, as revised, for more information.

All other provisions remain as stated in your Policy and prospectus, as previously supplemented.

Please retain this Supplement with the current prospectus for your variable Policy issued by

Ameritas Life Insurance Corp.

If you do not have a current prospectus, please contact Ameritas Life at 800-745-1112.

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